Exhibit 99.(h)(1)(E)

AMENDMENT

To

Transfer Agency and Service Agreements

Between

State Street Bank and Trust Company

And

American Beacon Funds

American Beacon Select Funds

This Amendment is made as of this 17th day of January, 2017, by State Street Bank and Trust Company (the “Transfer Agent” or the “Bank”) and each of American Beacon Funds and American Beacon Select Funds (each a “Fund”, collectively the “Funds”). In accordance with Section 15 (Additional Funds) and Section 17 (Amendment) of the Transfer Agency and Service Agreements between American Beacon Funds and the Transfer Agent dated January 1, 1998, as amended and between American Beacon Select Funds and the Transfer Agent dated December 31, 1999, as amended (together, the “Agreements”), the parties desire to amend the Agreements as set forth herein.

NOW THEREFORE, the parties agree as follows:

1.	Schedule A. The current Schedule A to the Agreements is hereby replaced and superseded with the Schedule A attached hereto, effective as of January 17, 2017; and

2.	All defined terms and definitions in the Agreements shall be the same in this Amendment (the “Amendment”) except as specifically revised by this Amendment; and

3.	Except as specifically set forth in this Amendment, all other terms and conditions of the Agreements shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

AMERICAN BEACON FUNDS AMERICAN BEACON SELECT FUNDS	STATE STREET BANK AND TRUST COMPANY

By: /s/ Terri McKinney	By: /s/ Andrew Erickson

Name: Terri McKinney	Name: Andrew Erickson

Title: Vice President	Title: Executive Vice President
As an Authorized Officer on behalf of each of the Funds indicated on Schedule A

SCHEDULE A

Effective as of: January 17, 2017

AMERICAN BEACON FUNDS:

Institutional Class

Acadian Emerging Markets Managed Volatility Fund - Inst. Class
AHL Managed Futures Strategy Fund - Inst. Class
ARK Disruptive Innovation Fund - Inst. Class(1)
Bahl & Gaynor Small Cap Growth Fund - Inst. Class
Balanced Fund - Inst. Class
Bridgeway Large Cap Growth Fund - Inst. Class
Bridgeway Large Cap Value Fund - Inst. Class
Crescent Short Duration High Income Fund - Inst. Class
Flexible Bond Fund - Inst. Class
Garcia Hamilton Quality Bond Fund - Inst. Class
GLG Total Return Fund - Inst. Class
Global Evolution Frontier Markets Income Fund - Inst. Class
Grosvenor Long/Short Fund - Inst. Class
Holland Large Cap Growth Fund - Inst. Class
International Equity Fund - Inst. Class
Ionic Strategic Arbitrage Fund - Inst. Class
Large Cap Value Fund - Inst. Class
Mid-Cap Value Fund - Inst. Class
Numeric Integrated Alpha Fund - Inst. Class
SGA Global Growth Fund - Inst. Class
SiM High Yield Opportunities Fund - Inst. Class
Small Cap Value Fund - Inst. Class
Sound Point Floating Rate Income Fund - Inst. Class
Stephens Mid-Cap Growth Fund - Inst. Class
Stephens Small Cap Growth Fund - Inst. Class
The London Company Income Equity Fund - Inst. Class
Zebra Small Cap Equity Fund - Inst. Class

R6 CLASS
International Equity Fund - R6 Class(2)
Large Cap Value Fund - R6 Class(2)
Small Cap Value Fund - R6 Class(2)

SCHEDULE A

Effective as of: January 17, 2017

Y Class

Acadian Emerging Markets Managed Volatility Fund - Y Class
AHL Managed Futures Strategy Fund - Y Class
ARK Disruptive Innovation Fund - Y Class(1)
Bahl & Gaynor Small Cap Growth Fund - Y Class
Balanced Fund - Y Class
Bridgeway Large Cap Growth Fund - Y Class
Bridgeway Large Cap Value Fund - Y Class
Crescent Short Duration High Income Fund - Y Class
Flexible Bond Fund - Y Class
Garcia Hamilton Quality Bond Fund - Y Class
GLG Total Return Fund - Y Class
Global Evolution Frontier Markets Income Fund - Y Class
Grosvenor Long/Short Fund - Y Class
Holland Large Cap Growth Fund - Y Class
International Equity Fund - Y Class
Ionic Strategic Arbitrage Fund - Y Class
Large Cap Value Fund - Y Class
Mid-Cap Value Fund - Y Class
Numeric Integrated Alpha Fund - Y Class
SGA Global Growth Fund - Y Class
SiM High Yield Opportunities Fund - Y Class
Small Cap Value Fund - Y Class
Sound Point Floating Rate Income Fund - Y Class
Stephens Mid-Cap Growth Fund - Y Class
Stephens Small Cap Growth Fund - Y Class
The London Company Income Equity Fund - Y Class
Zebra Small Cap Equity Fund - Y Class

Advisor Class (formerly Service Class)

Balanced Fund - Advisor Class
International Equity Fund - Advisor Class
Large Cap Value Fund - Advisor Class
Mid-Cap Value Fund - Advisor Class
Small Cap Value Fund - Advisor Class

SCHEDULE A

Effective as of: January 17, 2017

Investor Class (formerly PlanAhead Class)

Acadian Emerging Markets Managed Volatility Fund - Investor Class
AHL Managed Futures Strategy Fund - Investor Class
ARK Disruptive Innovation Fund - Investor Class(1)
Bahl & Gaynor Small Cap Growth Fund - Investor Class
Balanced Fund - Investor Class
Bridgeway Large Cap Growth Fund - Investor Class
Bridgeway Large Cap Value Fund - Investor Class
Crescent Short Duration High Income Fund - Investor Class
Flexible Bond Fund - Investor Class
Garcia Hamilton Quality Bond Fund - Investor Class
GLG Total Return Fund - Investor Class
Global Evolution Frontier Markets Income Fund - Investor Class
Grosvenor Long/Short Fund - Investor Class
Holland Large Cap Growth Fund - Investor Class
International Equity Fund - Investor Class
Ionic Strategic Arbitrage Fund - Investor Class
Large Cap Value Fund - Investor Class
Mid-Cap Value Fund - Investor Class
Numeric Integrated Alpha Fund - Investor Class
SGA Global Growth Fund - Investor Class
SiM High Yield Opportunities Fund - Investor Class
Small Cap Value Fund - Investor Class
Sound Point Floating Rate Income Fund - Investor Class
Stephens Mid-Cap Growth Fund - Investor Class
Stephens Small Cap Growth Fund - Investor Class
The London Company Income Equity Fund - Investor Class
Zebra Small Cap Equity Fund - Investor Class

A Class

Acadian Emerging Markets Managed Volatility Fund - A Class
AHL Managed Futures Strategy Fund - A Class
Bahl & Gaynor Small Cap Growth Fund - A Class
Balanced Fund - A Class
Bridgeway Large Cap Growth Fund - A Class
Bridgeway Large Cap Value Fund - A Class
Crescent Short Duration High Income Fund - A Class
Flexible Bond Fund - A Class
GLG Total Return Fund - A Class
Global Evolution Frontier Markets Income Fund - A Class
Grosvenor Long/Short Fund - A Class
Holland Large Cap Growth Fund - A Class
International Equity Fund - A Class

SCHEDULE A

Effective as of: January 17, 2017

Ionic Strategic Arbitrage Fund - A Class
Large Cap Value Fund - A Class
Mid-Cap Value Fund - A Class
SGA Global Growth Fund - A Class
SiM High Yield Opportunities Fund - A Class
Small Cap Value Fund - A Class
Sound Point Floating Rate Income Fund - A Class
Stephens Mid-Cap Growth Fund - A Class
Stephens Small Cap Growth Fund - A Class
The London Company Income Equity Fund - A Class
Zebra Small Cap Equity Fund - A Class

C Class

Acadian Emerging Markets Managed Volatility Fund - C Class
AHL Managed Futures Strategy Fund - C Class
Bahl & Gaynor Small Cap Growth Fund - C Class
Balanced Fund - C Class
Bridgeway Large Cap Growth Fund - C Class
Bridgeway Large Cap Value Fund - C Class
Crescent Short Duration High Income Fund - C Class
Flexible Bond Fund - C Class
GLG Total Return Fund - C Class
Global Evolution Frontier Markets Income Fund - C Class
Grosvenor Long/Short Fund - C Class
Holland Large Cap Growth Fund - C Class
International Equity Fund - C Class
Ionic Strategic Arbitrage Fund - C Class
Large Cap Value Fund - C Class
Mid-Cap Value Fund - C Class
SGA Global Growth Fund - C Class
SiM High Yield Opportunities Fund - C Class
Small Cap Value Fund - C Class
Sound Point Floating Rate Income Fund - C Class
Stephens Mid-Cap Growth Fund - C Class
Stephens Small Cap Growth Fund - C Class
The London Company Income Equity Fund - C Class
Zebra Small Cap Equity Fund - C Class

SP Class

Sound Point Floating Rate Income Fund - SP Class

Ultra Class

GLG Total Return Fund - Ultra Class
Numeric Integrated Alpha Fund - Ultra Class

SCHEDULE A

Effective as of: January 17, 2017

T CLASS
Balanced Fund - T Class(2)
International Equity Fund - T Class(2)
Large Cap Value Fund - T Class(2)
Mid-Cap Value Fund - T Class(2)
Small Cap Value Fund - T Class(2)

AMERICAN BEACON SELECT FUNDS:

U.S. Government Money Market Select Fund

(1)	Launching on or about January 27, 2017.
(2)	Launching on or about February 28, 2017.